Collaborative Arrangements	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaborative Arrangements

NOTE 7- COLLABORATIVE ARRANGEMENTS

The Company entered into a distribution agreement with a Hong Kong based entity in 2013. Spiral receives 50% of the revenue generated in the sale of the items, net of the toy’s cost of production and a 10% allocation to the distributor for overhead. In addition, certain development costs were funded by the distribution entity and will be repaid out of the proceeds of the toy sales. At the end of 2014, the amount due the distributor totaled $0. Sales recorded during 2014 were $194,321. There was no operations in 2015.